EXHIBIT 10.16


                               JOINDER AGREEMENT

         This Joinder Agreement (the "JOINDER") is entered into as of June 13, 2000 by and between Paul Capital Partners VI Holdings (the "NEW NON-PREFERRED HOLDER") and INFORMAX, INC., a Delaware corporation (the "COMPANY").

         WHEREAS, the non-preferred holders of the Company who are listed on the signature pages of the Non-Preferred Holder Rights Agreement (collectively, the "NON-PREFERRED HOLDERS" and the Company, are parties to that certain Non-Preferred Holder Rights Agreement dated March 29, 2000 (the "NON-PREFERRED AGREEMENT") and attached hereto as Exhibit A;

         WHEREAS, pursuant to a Stock Purchase Agreement dated June 13, 2000 by and between the New Non-Preferred Holder and the Company, the New Non-Preferred Holder acquired shares of non-voting common stock of the Company (the "STOCK PURCHASE AGREEMENT"); and

         WHEREAS, a condition to the obligations of the parties under the Stock Purchase Agreement is that the New Non-Preferred Holder become a party to the Non-Preferred Agreement concurrently with the execution and delivery of the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the New Non-Preferred Holder and the Company hereby agree as follows:

         1. The New Non-Preferred Holder is hereby made a party to the Non-Preferred Agreement as a "Non-Preferred Holder" in accordance with section
4.11 thereunder, and the New Non-Preferred Holder hereby agrees to be bound by all the terms and conditions of the Non-Preferred Agreement as a "Non-Preferred Holder" thereunder. The terms and conditions of the Non-Preferred Agreement shall apply to the shares of common stock acquired pursuant to the Stock Purchase Agreement.

         2. The New Non-Preferred Holder represents and warrants individually to the Company and the other Non-Preferred Holders that the New Non-Preferred
Holder: (a) has reviewed the Joinder and the Non-Preferred Agreement (as attached hereto) in their entireties, and fully understands all provisions of the Joinder and the Non-Preferred Agreement, and (b) in accordance with the terms of the Non-Preferred Agreement the New Non-Preferred Holder has become a Non-Preferred Holder under the Non-Preferred Agreement and is bound by all the terms and conditions of the Non-Preferred Agreement with the same effect as though the New Non-Preferred Holder was a subscribing party to the Non-Preferred Agreement.

         3. All  references  in the  Non-Preferred  Agreement to  "Non-Preferred
Holder"  or  "Non-Preferred   Holders"  shall  be  deemed  to  include  the  New
Non-Preferred Holder.



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         4. All of the terms and conditions of the  Non-Preferred  Agreement are unmodified and shall continue in full force and effect and shall be binding upon the parties hereto and their respective assigns in accordance with the terms thereof.

         5. This Joinder may be executed (including by facsimile) in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.




             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                        INFORMAX, INC.


                                        By: /s/ James E. Bernstein
                                           -------------------------------------
                                           Name: James E. Bernstein
                                           Title:



                                        PAUL CAPITAL PARTNERS VI HOLDINGS

                                        By: PAUL CAPITAL PARTNERS VI, L.P.
                                             Its Managing Partner

                                        By: PAUL CAPITAL MANAGEMENT, LLC
                                             Its General Partner

                                        By: /s/ Bryon T. Sheets
                                           -------------------------------------
                                             Bryon T. Sheets, Manager
                                             50 California Street
                                             Suite 3000
                                             San Francisco, CA  94111

                                   EXHIBIT A

           Non-Preferred Holders Rights Agreement of March 29, 2000.